Exhibit 99.2

Contents 4 Q4 &2021 Highlights 5 Q4 Results Overview 13 Loans 18 Deposits, Liquidity, Securities, Interest Rate Sensitivity & Capital 24 Credit Quality 27 Key Takeaways and Management Outlook 30 Appendix 4 th Quarter 2021 Earnings Presentation | NASDAQ: SFNC

2 Forward - Looking Statements and Non - GAAP Financial Measures Forward - Looking Statements . Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly - owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements may be identified by reference to a future period(s) or by the use of forward - looking terminology, such as "anticipate," "estimate," "expect," "foresee,“ “project,” "may," "might," "will," "would," "could,“ “likely” or "intend," future or conditional verb tenses, and variations or negatives of such terms . These forward - looking statements include, without limitation, those relating to the Company’s future growth ; revenue ; expenses (including interest expense and non - interest expenses) ; assets ; loan demand ; asset quality ; profitability ; earnings ; critical accounting policies ; accretion ; net interest margin ; noninterest revenue ; market conditions related to and impact of the Company's common stock repurchase program ; adequacy of the allowance for loan losses ; income tax deductions ; credit quality ; level of credit losses from lending commitments ; net interest revenue ; interest rate sensitivity (including, among other things, the potential impact of rising rates) ; loan loss experience ; liquidity ; capital resources ; market risk ; the expected benefits, milestones, timelines, and costs (and the anticipated realization of expected cost savings) associated with the Company’s merger and acquisition strategy and activity ; the Company’s ability to recruit and retain key employees ; the ability of the Company to manage the impacts of the COVID - 19 pandemic ; the impacts of the Company’s and its customers participation in the Paycheck Protection Program (“PPP”) ; increases in the Company’s security portfolio ; legal and regulatory limitations and compliance and competition ; anticipated loan principal reductions ; fees associated with the PPP ; plans for investments in securities ; statements on the slides titled “Key Takeaways” and “Management Outlook” ; the charges, gains, and savings associated with completed and future branch closures and branch sales ; and projected dividends . Readers are cautioned not to place undue reliance on the forward - looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward - looking statements, due to a variety of factors . These factors include, but are not limited to, changes in the Company's operating or expansion strategy ; the availability of and costs associated with obtaining adequate and timely sources of liquidity ; the ability to maintain credit quality ; the effect of steps the Company takes in response to the COVID - 19 pandemic ; the severity and duration of the pandemic, including the effectiveness of “booster” vaccination efforts and developments with respect to COVID - 19 variants ; the pace of recovery when the pandemic subsides and the heightened impact it has on many of the risks described herein ; the effects of the pandemic on, among other things, the Company’s operations, liquidity, and credit quality ; general market and economic conditions ; unemployment ; possible adverse rulings, judgments, settlements and other outcomes of pending or future litigation ; the ability of the Company to collect amounts due under loan agreements ; changes in consumer preferences and loan demand ; effectiveness of the Company's interest rate risk management strategies ; laws and regulations affecting financial institutions in general or relating to taxes ; the effect of pending or future legislation ; the ability of the Company to repurchase its common stock on favorable terms ; the ability of the Company to successfully manage and implement its acquisition and branch strategy and integrate acquired institutions ; the ability to obtain regulatory approvals and meet other closing conditions to the proposed merger of Spirit of Texas Bancshares, Inc . (“Spirit”) with and into the Company (“Proposed Transaction”) ; delay in closing the Proposed Transaction ; difficulties and delays in integrating the acquired business or fully realizing cost savings and other benefits of the Proposed Transaction ; changes in interest rates, deposit flows, real estate values, and capital markets ; inflation ; customer acceptance of the Company's products and services ; changes or disruptions in technology and IT systems (including cyber threats, attacks and events) ; changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL) ; the benefits associated with the Company’s early retirement program and branch closures and sales ; and other risk factors . Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the U . S . Securities and Exchange Commission, including, without limitation, the Company’s Form 10 - K for the year ended December 31 , 2020 . Any forward - looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward - looking statements to reflect events or circumstances that occur after the date of this presentation . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results . Non - GAAP Financial Measures . This presentation contains financial information determined by methods other than in accordance with U . S . generally accepted accounting principles (GAAP) . The Company's management uses these non - GAAP financial measures in their analysis of the Company's performance . These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax - exempt, as well as exclude from income available to common shareholders, non - interest income, and non - interest expense certain income and expenses related to significant non - core activities, such as merger - related expenses, expenses related to the Company’s early retirement program, gain on sale of branches, and net branch right - sizing expenses . In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets, and tangible book value, which exclude goodwill and other intangible assets . The Company further presents certain figures that are exclusive of the impact of PPP loans, as well as normalized core non - interest expense . The Company’s management believes that these non - GAAP financial measure are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, as well as normalize for tax effects . Management, therefore, believes presentations of these non - GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company's core businesses, and management uses these non - GAAP measures to assess the performance of the Company’s core businesses as related to prior financial periods . These non - GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . Where non - GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation .

3 Important Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Proposed Transaction . No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful . In connection with the Proposed Transaction, the Company has filed with the SEC a registration statement on Form S - 4 (the “Registration Statement”) to register the shares of Company common stock that will be issued to Spirit shareholders in the Proposed Transaction . The Registration Statement includes a proxy statement of Spirit and a prospectus of the Company (the “Proxy Statement/Prospectus”), and the Company and/or Spirit may file with the SEC other relevant documents concerning the Proposed Transaction . The definitive Proxy Statement/Prospectus is being mailed to shareholders of Spirit . SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE COMPANY AND/OR SPIRIT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION . Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about the Company and Spirit, may be obtained at the SEC’s Internet site (http : //www . sec . gov), when they are filed by the Company or Spirit . You will also be able to obtain these documents, when they are filed, free of charge, from the Company at simmonsbank . com under the heading “Investor Relations” or from Spirit at www . sotb . com under the “Investor Relations” link . Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to the Company at Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601 , Attention : Ed Bilek, Director of Investor Relations, Email : ed . bilek@simmonsbank . com or ir@simmonsbank . com, Telephone : (870) 541 - 1000 ; or by directing a request to Spirit at Spirit of Texas Bancshares, Inc . , 1836 Spirit of Texas Way, Conroe, Texas 77301 , Attention : Corporate Secretary, Email : jgoleman@sotb . com, Telephone : (936) 521 - 1836 . Participants in the Solicitation The Company, Spirit, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Spirit in connection with the Proposed Transaction . Information about the Company’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 15 , 2021 . Information about Spirit’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 9 , 2021 . Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus regarding the Proposed Transaction and other relevant materials to be filed with the SEC when they become available . Free copies of these documents may be obtained as described in the preceding paragraph .

Q4 and 2021 Highlights

#	Highlight		
1	Includes the results of **Landmark Community Bank and Triumph Bancshares, Inc. acquisitions** (closed on 10/8/21)	Q4 21 EPS of **$0.42** Core EPS[1] of $0.52	Full-year 2021 EPS of **$2.46** up 6% vs 2020
2	**Green shoots in loan demand evidenced by** widespread growth across the footprint, coupled with activity in new business units	Newly funded loans of **$2.6B** in Q4 21	Commercial loan pipeline **+56%** vs Sept-21 up 5th consecutive quarter
3	**Strong capital position** and ability to **organically generate capital** allows the **return of excess capital** to shareholders	Dividends paid in 2021 **$78.8** million	Shares repurchased in 2021 **$132.5** million
4	Share repurchase program substantially exhausted in Jan-22, **Board authorizes new share repurchase program[2] and a 6 percent increase in quarterly dividend**	New share repurchase plan **$175** million authorized	Book value per share of $28.82, up 5 percent YoY Tangible book value[1] of $17.71, up 7 percent YOY
5	**Significantly enhancing our position and scale in Texas** with the pending acquisition of Spirit of Texas Bancshares, Inc.	Expected closing, conversion and integration **in 2022**	Regulatory filings S-4 filed on 12/22/21 S-4/A filed on 1/18/22 S-4 effectiveness order 1/21/22 FRB filing on 12/29/21

(1) Non-GAAP measures that management believes aids in the discussion of results. See Appendix for Non-GAAP reconciliation

(2) Market conditions and our capital needs will drive the decisions regarding additional, future stock repurchases.

YoY – year-over-year

Note: Book value per share and tangible book value per share figures noted above are as of December 31, 2021

4

Q4 21 Results Overview 5

6 ESG: Multi - university sponsorship designed to support female… … student - athletes and serve as an incubator program for developing women leaders in the corporate world

7 M&A : Significantly enhancing our position and scale in the Lone Star… Source: S&P Global Market Intelligence (1) Data at June 30, 2020 and 2021 based on FDIC Summary of Deposit data (2) Combined deposit data at June 30, 2021 includes Simmons Bank, Landmark Community Bank, Triumph Bank and Spirit of Texas Ban k SSB. Does not include mark - to - market accounting adjustments … State with the proposed acquisition of Spirit of Texas Bancshares, Inc. Frankfort Oklahoma City Dallas Austin Wichita Jefferson City Kansas City Mobile Birmingham Louisville Topeka Chicago Montgomery El Paso New Orleans St. Louis Knoxville Chattanooga Springfield Jackson OK AR TX TN IL MO LA KS AL KY MS Nashville Memphis Tulsa Little Rock San Antonio Houston Pro Forma Franchise Arkansas 35.6% Kansas 1.8% Missouri 21.9% Tennessee 13.7% Oklahoma 13.1% Texas 12.6% Illinois 1.3% 2020 (1) Simmons Bank Deposits Arkansas 30.1% Kansas 1.5% Missouri 18.0% Tennessee 19.0% Oklahoma 10.2% Texas 21.2% 2021 (1)(2) Combined Deposits Significantly Enhanced Growth Profile (1) SFNC SFNC+Landmark+Triumph SFNC+Landmark+Triumph+STXB 2.66% 3.13% 2.56% National Average = 2.91% Projected Population Growth (’21 – ’26)

Q4 21 Financial Highlights

Summary Income Statement $ in millions, except per share data	Q4 21	Q3 21	Q4 20	% Change vs Q3 21	 Q4 20	FY 2021	YoY % Change
Interest income	$170.7	$163.9	$179.1	4 %	(5) %	$ 671.1	(12) %
Interest expense	17.7	18.7	24.1	(6)	(27)	79.5	(34)
Net interest income	153.1	145.2	155.0	5	(1)	591.5	(8)
Noninterest income [(1)]	46.9	43.3	41.7	8	12	176.3	(5)
Noninterest expense [(1)]	141.6	114.3	125.8	-	13	483.6	-
Pre-tax, pre-provision income	58.4	74.2	70.9	(21)	(18)	284.3	(16)
Gain (loss) on sale of securities	(0.3)	5.2	-	(107)	NM	15.5	(72)
Provision for (recapture of) credit losses	(1.3)	(19.9)	6.9	NM	NM	(32.7)	NM
Provision for income taxes	11.2	18.8	11.0	(41)	2	61.3	(6)
Net income	**$ 48.2**	**$ 80.6**	**$ 53.0**	**(40) %**	**(9) %**	**$271.2**	**6 %**
Diluted EPS	**$ 0.42**	**$ 0.74**	**$ 0.49**	**(43) %**	**(14) %**	**$2.46**	**6 %**
Pre-tax, pre-provision income	**$ 58.4**	**$ 74.2**	**$ 70.9**			$284.3	
Non-core items:							
Merger related costs	13.6	1.4	0.7			15.9	
Branch right sizing, net	1.6	(3.0)	11.7			(0.9)	
Gain on sale of branches	-	-	(0.3)			(5.3)	
Early retirement program	-	-	0.1			-	
Pre-tax, pre-provision income (adjusted) [(3)]	**$ 73.7**	**$ 72.6**	**$ 83.1**	**2 %**	**(11) %**	**$293.9**	(17) %
Net income (core) [(2)]	**$ 59.5**	**$ 79.4**	**$ 62.0**	**(25) %**	**(4) %**	**$278.3**	**5 %**
Diluted EPS (core) [(2)]	**$ 0.52**	**$ 0.73**	**$ 0.57**	**(29) %**	**(9) %**	**$ 2.53**	**5 %**

NM – not meaningful Note: Columns may not foot due to rounding FY – fiscal year YoY – year-over-year

(1) During 2021, certain debit and credit card transaction fees were reclassified from noninterest expense to noninterest income under the caption debit and credit card fees. Prior periods have been adjusted to reflect this reclassification

(2) Non-GAAP measures that management believes aids in the discussion of results. See appendix for Non-GAAP reconciliation (3) Non-GAAP measurement. Reconciliation included within the slide

8

$158.4 $150.8 $151.1 $150.2 $158.7 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 PPP = Paycheck Protection Program Net Interest Income and Margin 9 Net Interest Income $ in millions; Fully Taxable Equivalent Net Interest Income Evolution $ in millions; Fully Taxable Equivalent Q3 21 Δ in PPP Contribution Δ in Accretion Contribution Δ in Interest Income (FTE) ex PPP & Accretion Δ in Interest Expense Q4 21 Net Interest Margin Fully taxable equivalent (%) Loan & Deposits Yield/Rates Fully taxable equivalent (%) 3.22 2.99 2.89 2.85 2.86 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 4.74 4.75 4.73 4.76 4.58 0.34 0.30 0.24 0.20 0.17 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Loan Yield Cost of Deposits +0.1% +1 bp Managed historically low interest rate environment and corresponding impact on loan yields by proactively managing deposit costs

Noninterest Income

$ in millions	Q4 21	Q3 21	Q4 20	% Change vs Q3 21	% Change vs Q4 20	FY 2021	YoY % Change
Service charges on deposit accounts	$11.9	$ 11.6	$ 10.8	3 %	10 %	$ 43.2	- %
Wealth management fees	8.0	7.9	7.2	2	11	31.2	3
Debit and credit card fees [(1)]	7.5	7.1	6.4	5	16	28.2	14
Mortgage lending income	5.0	5.8	3.0	(13)	68	21.8	(37)
Bank owned life insurance	2.8	2.6	1.5	8	87	8.9	53
Other service charges and fees	1.8	2.0	1.8	(10)	(1)	7.7	16
Settlement award	3.1	-	-	NM	-	3.1	NM
Other	6.8	6.4	11.0	7	(38)	32.2	(19)
Gain (loss) on sale of securities	(0.3)	5.2	0.0	NM	NM	15.5	(72)
Total noninterest income	**$46.6**	**$48.6**	**$41.8**	**(4) %**	**12 %**	**$191.8**	**(20) %**
Core noninterest income [(2)]	**$46.6**	**$48.8**	**$41.5**	**(4) %**	**12 %**	**186.1**	**(19) %**

Noninterest Income to Total Revenue [(2)]
(ex securities and branch sale gains)



21.2%
21.1%
25.3%
20.9%
24.3%
22.3%
25.1%
23.0%
23.3%
23.5%
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Noninterest Income/Total Revenue
Adjusted Noninterest Income /Total Revenue(2)

Noninterest Income Per Employee (FTE) [(2)]
(ex securities and branch sale gains)

$ in thousands



$14.8
$14.7
$17.6
$13.8
$16.9
$15.1
$17.7
$15.8
$16.2
$16.3
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Noninterest Income per Employee
Noninterest Income per Employee(2)

Revenue Per Employee (FTE) [(2)]
(ex securities and branch sale gains)

$ in thousands



$69.6
$69.5
$69.7
$65.8
$69.6
$67.7
$70.7
$68.8
$69.4
$69.5
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Revenue per Employee
Adjusted Revenue per Employee

(1) During 2021, certain debit and credit card transaction fees were reclassified from noninterest expense to noninterest income under the caption debit and credit card fees. Prior periods have been adjusted to reflect this reclassification

(2) Non-GAAP measure that management believes aids in the discussion of results. See Appendix for Non-GAAP reconciliation

FTE – full-time equivalent NM – not meaningful FY – fiscal year YoY – year-over-year

10

Noninterest Expense: Full-year 2021 expenses held flat vs 2020

$ in millions	Q4 21	Q3 21	Q4 20	% Change vs Q3 21	% Change vs Q4 20	FY 2021	YoY % Change
Salaries and employee benefits	$63.8	$61.9	$55.8	3 %	14 %	246.3	2 %
Occupancy expense, net	11.0	9.4	9.2	18	20	38.8	3
Furniture and equipment	4.7	4.9	5.9	(4)	(21)	19.9	(17)
Deposit insurance	2.1	1.9	1.6	13	30	7.0	(24)
OREO and foreclosure expense	0.6	0.3	0.6	70	5	2.1	21
Contribution to Simmons First Foundation	2.5	-	3.0	NM	(17)	2.5	NM
Other [(1)]	43.2	34.6	52.0	25	(17)	153.6	(7)
Merger related costs	13.6	1.4	0.7	NM	NM	15.9	251
Total noninterest expense	**$141.6**	**$114.3**	**$128.8**	**24 %**	**10 %**	**$486.1**	**- %**
Core noninterest expense [(2)]	**$126.4**	**$116.2**	**$113.4**	**9 %**	**11 %**	**468.2**	**1 %**

Employees (FTE)



2,827
2,817
2,783
2,740
2,877
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21

Core Noninterest Expense – Q4 21

Core Noninterest Expense [(2)]	$126.4
Contribution to foundation	(2.5)
Salary expense for non-retained associates (Landmark/Triumph)	(1.0)
Normalized [(3)]	$122.9

Noninterest Expense as a Percentage of Total Average Assets



2.30%
2.07%
1.99%
1.97%
1.97%
1.95%
1.97%
2.00%
2.29%
2.05%
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Noninterest Expense
Core Noninterest Expense (2)

Q4 21 includes the addition of Landmark/Triumph expense base – full expense synergies expected to be realized within one year of operation

(1) During Q221, certain debit and credit card transaction fees were reclassified from noninterest expense to noninterest income under the caption debit and credit card fees. Prior periods have been restated to reflect this change

(2) Non-GAAP measure that management believes aids in the discussion of results. See Appendix for Non-GAAP reconciliation (3) Non-GAAP measurement. Reconciliation included within the slide

FTE – full-time equivalent NM – not meaningful FY – fiscal year

11

Digital: Continued growth and launch of first digital origination process



9:57
open.simmonsbank.com
Welcome!
You need three simple things to open your account with us:
1. Driver's License / State ID
2. Social Security Number
3. Five minutes or less
Click CONTINUE to get started.
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COIN CHECKING

- Simmons Bank's first fully digital origination process
- Launched to new and existing customers in 2021
  - Utilizes information from customer drivers' license/state ID to populate application
  - Integrated with state DMVs to confirm authenticity
  - Does not require a current banking account to fund from
  - Customers can begin using right away

7.2% of all consumer checking accounts opened in 2nd half of 2021

60% of customers were under 40 years old

2021: Significant Projects

- Credit card payment with **Real Time Open to Buy**
- Launched Zelle® Person to Person Payments
- Enhanced eStatement Enrollment
- Alloy Integration (KYC, BSA, CIP)
- Marketing Ads in Digital Channels with Deep Links



4.8 out of **5** star rating on IOS app store

Customer Transactions by Channel



46%
+28%
53%
+23%
58%
2019
2020
2021
Branch Transactions
Digital Transactions

Mobile Deposit Dollars



+68%
2020
2021

Mobile Deposit Transactions



+30%
2020
2021

Real Time Open to Buy - This option provides customers the ability to make a payment once a day and have instant access to the available credit on their Simmons Bank credit card, including the amount of the payment just made. For example, if a customer makes a $100 payment on the card's balance, then another $100 can be charged to the credit card without delay.

12

LOANS 13

Loan Portfolio: Green shoots indicate inflection point in the quarter… 14 (1) Loans acquired in acquisition of Landmark Community Bank (Landmark) and Triumph Bancshares, Inc., (Triumph) net of purc has e accounting adjustments PPP – Paycheck Protection Program Loan Portfolio Waterfall $ in millions Total loans at 9/30/21 Funded loans/ advances PPP Forgiveness Paydowns/ Payoffs & Other Total loans at 12/30/21 … as evidenced by jump in originations and unfunded commitments Landmark/ Triumph loans, net (1) Decrease in Agricultural (seasonality) Decrease in Mortgage Warehouse Planned Run - off in Energy Portfolio $2,051 $2,039 $2,130 $2,254 $2,943 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Unfunded Commitments $ in millions >45% in the month of December Arkansas 22% Other 10% Missouri 18% Tennessee 22% Oklahoma 6% Texas 21% Kansas 1% $12.0B Geographical Composition of Loan Portfolio At December 31, 2021 New producers added in 2021: • 48 commercial and community bankers • 5 business development officers • 6 mortgage loan officers • 4 treasury management officers • 15 wealth management associates

Commercial loan pipeline increases for the 5 th consecutive quarter… 15 (1) Quarterly amounts adjusted for branches sold in South Texas and Colorado during 2020 and Illinois in 2021 * Corporate Banking includes Asset Based Lending, Commercial Finance and Institutional Banking ** Western markets include NW Arkansas, Kansas City, Wichita, Oklahoma City and Tulsa • NA – not applicable as new unit in Q4 21 … driven by growth across the footprint and new business units Commercial Loan Pipeline by Category (1) $ in millions $641 $219 $192 $247 $487 $340 $503 $766 $220 $90 $112 $250 $408 $484 $484 $929 $291 $72 $70 $177 $285 $467 $493 $619 $0 $500 $1,000 $1,500 $2,000 $2,500 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Opportunity Proposal Ready to Close $1,152 $381 $374 $674 $1,180 $1,291 $1,480 $2,314 +52% +56% +92% +26% Rate Ready to Close 4.70% 4.10% 4.37% 4.12% 3.81% 3.77% 3.47% 3.28% Business Unit $ Pipeline Δ vs 3Q21 Select Markets Community Banking $419M +48% +185% MO, OK, TX +64% Arkansas Metro Banking $1.5B +26% +44% Texas +31% Western** +21% Central AR & TN Corporate Banking* $382M NA

Mortgage Loan Volume: Closed and Pipeline 16 $ in millions $126 $224 $243 $181 $183 $319 $408 $399 $326 $274 $242 $291 $77 $92 $86 $51 $145 $239 $307 $214 $166 $120 $97 $108 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Mortgage Closed Loan Volume Mortgage Pipeline Volume Mortgage originations in Q4: 49% purchase, 51% refinance Mortgage Loan Volume – Closed in 2019 $774 Million Mortgage Loan Volume – Closed in 2020 $1.3 Billion Mortgage Loan Volume – Closed in 2021 $1.1 Billion

Breakout: Loan Portfolio by Category 17 as of September 30, 2021 as of December 31, 2021 $ in millions Balance $ % of Total Loans Balance $ % of Total Loans Classified $ Nonperforming $ ACL % Unfunded Commitment $ Unfunded Commitment Reserve Total Loan Portfolio Consumer - Credit Card 176 2% 187 2% 1 1 2.2% - Consumer - Other 182 2% 168 1% 2 1 1.6% 27 Real Estate - Construction 1,230 11% 1,326 11% 9 2 1.4% 1,183 Real Estate - Commercial 5,309 49% 5,739 48% 197 27 2.6% 260 Real Estate - Single - family 1,541 14% 2,102 17% 32 19 0.5% 290 Commercial 1,609 15% 1,873 16% 44 19 0.9% 1,107 Payroll Protection Plan (PPP) 212 2% 117 1% - - - - Mortgage Warehouse 275 2% 230 2% - - 0.2% - Agriculture 217 2% 169 1% - - 0.7% 76 Other 74 1% 102 1% - - 1.4% 2 Total Loan Portfolio 10,825 100% 12,013 100% 285 69 1.71% 2,943 0.8% Loan Concentration : C&D 50% 51% CRE 203% 204% Select Loan Categories (excluding PPP) Retail 1,098 10% 1,161 10% 21 3 3.6% 132 Nursing / Extended Care 387 4% 375 3% 9 - 1.1% 11 Healthcare 404 4% 385 3% 17 7 1.8% 82 Multifamily 582 5% 641 5% 9 - 0.7% 322 Hotel 814 8% 898 7% 115 17 4.1% 35 Restaurant 386 4% 396 3% 5 2 2.0% 10 NOO Office 643 6% 788 7% 2 - 4.2% 59 Energy 128 1% 105 1% 17 3 7.7% 46

DEPOSITS, LIQUIDITY, SECURITIES, INTEREST RATE SENSITIVITY AND CAPITAL 18

Deposits: Continue to effectively manage deposits costs… 19 … while strategically changing the mix and growing our deposit base $ in billions 0.94% 0.80% 0.44% 0.39% 0.34% 0.30% 0.24% 0.20% 0.17% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% $0.0 $2.5 $5.0 $7.5 $10.0 $12.5 $15.0 $17.5 $20.0 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Noninterest Bearing Interest Bearing Transactions Time Deposits Cost of Deposits $16.1 $15.6 $16.6 $16.2 $17.0 $18.2 $18.3 $18.1 As a % of Total Deposits Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Noninterest Bearing 23.2% 23.0% 27.7% 27.4% 26.4% 26.9% 26.7% 27.2% 27.5% Interest Bearing Transactions 56.4% 56.8% 54.0% 55.4% 56.9% 56.5% 57.7% 59.2% 59.8% Time Deposits 20.3% 20.2% 18.2% 17.2% 16.7% 16.6% 15.5% 13.6% 12.7% Deposit Mix $19.4 +$2.4 Billion

20 (1) As of December 31, for each respective year shown above and quarter end for each respective quarter shown above (2) FTE – fully taxable equivalent Cash and Cash Equivalents $ in millions Securities Portfolio Summary $ in millions Liquidity: Poised to opportunistically redeploy excess liquidity As of 12/31/21 Par Value Yield (FTE) Effective Duration AFS HTM Fixed Rate MBS $3,003 1.31% 3.80 98% 2% Municipal 2,901 2.67% 7.39 59% 41% Treasury/Agency 495 1.76% 8.18 52% 48% Corporate 407 2.86% 5.74 96% 4% Other 131 1.60% 4.72 100% - Variable Rate 1,495 0.36% 1.09 100% - Total $8,432 1.72% 4.94 82% 18% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Cash & Cash Equivalents Short-Term Variable Rate Securities $1,052 $1,792 $2,600 $4,103 • Net securities purchases totaling $ 303 million in the quarter Q4 21 Summary • Approximately $ 3 . 1 billion of liquidity including cash and cash equivalents and variable rate securities at 12 / 31 / 21 • Securities portfolio effective duration, net of $ 1 billion matched swap on fixed rate securities, at 4 . 3 at 12 / 31 / 21 , unchanged from 9 / 30 / 21 Loan to Deposit Ratio (1) $710 $585 $2,577 $3,527 $3,606 $3,286 $3,150 95% 90% 76% 67% 62% 60% 62% 2018 2019 2020 Q1 21 Q2 21 Q3 21 Q4 21 Significant capacity to fund loan growth

FTE – fully taxable equivalent Interest Rate Sensitivity Loan Portfolio At December 31, 2021 46% 54% Variable Rate Loans Fixed Rate Loans Fixed vs Variable Rate $12.0B 57% 34% 9% At Floor No Floor Not At Floor Floor Status – Variable Rate Loans 48% 23% 5% 24% Daily Within 3 Mo 4 to 12 Mo Over 12 Mo Rate Reset Date on Variable Rate Loans Balance Sheet Interest Rate Sensitivity Over the next 12 months (estimated) (1.68)% 1.9% 5.2% Down 100 bps Up 100 bps Up 200 bps Scenarios assume a static balance sheet with parallel, sustained shift in the yield curve 21 Fixed - Variable Rate Loan Summary • 43 % of variable rate loan balances are either not at their floor rate or have no rate floor • 48 % of variable rate loan balances have daily rate resets and an additional 23 % have rate resets within 3 months Estimated potential impact of rising rates on variable rate loan portfolio Assumptions - FED raises interest rates 25 bps four times in 2022 (March, June, September and December) Static balance sheet ~$9M increase in variable rate loan interest income in 2022 ~$24M increase in annualized variable rate loan interest income thereafter • Fixed rate loans scheduled maturities : • 18 % in the next 12 months • 25 % in 3 - 5 years : • 33 % in 1 - 3 years • 24 % in 5 + years

9.8% 10.2% 10.9% 13.4% 13.8% 2017 2018 2019 2020 2021 W ELL C APITALIZED 8.0% 9.8% 10.2% 10.9% 13.4% 13.8% 2017 2018 2019 2020 2021 11.4% 13.4% 13.7% 16.8% 16.8% 2017 2018 2019 2020 2021 9.2% 8.8% 9.6% 9.1% 9.1% 2017 2018 2019 2020 2021 (1) As of December 31, for each respective year shown above 22 W ELL C APITALIZED 5.0% Tier 1 Leverage Ratio (1) CET1 Capital Ratio (1) W ELL C APITALIZED 6.5% Tier 1 Risk - Based Capital Ratio (1) Total Risk - Based Capital Ratio (1) W ELL C APITALIZED 10.0% Strong Capital Position: Disciplined capital management process… … has allowed us to effectively manage our risk profile while also well - positioning us to take advantage of future growth opportunities …

$10.1 $93.3 $0.0 $0.0 $20.0 $3.1 $0.0 $51.4 $77.9 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Suspended Plan Precluded due to acquisitions 2.6 million shares repurchased in the quarter $29.69 weighted average price $20.6 million remaining capacity nearly exhausted in Jan - 22 $12.34 $14.18 $15.89 $16.56 $16.13 $17.16 $17.39 $17.71 2017 2018 2019 2020 Q1 21 Q2 21 Q3 21 Q4 21 $22.65 $24.33 $26.30 $27.53 $27.04 $28.03 $28.42 $28.82 2017 2018 2019 2020 Q1 21 Q2 21 Q3 21 Q4 21 (1) As of December 31, for each respective year shown above and quarter end for each respective quarter shown above (2) Non - GAAP measure that management believes aids in the discussion of results. See Appendix for Non - GAAP reconciliation (3) Based on January 19, 2022 closing stock price of $30.66 and 2021 annual dividend per share (4) Market conditions and our capital needs will drive the decisions regarding additional, future stock repurchases. * Represents the estimated annualized cash dividend rate based on the new quarterly cash dividend approved by the board of d ire ctors on the Company’s Class A common stock ($0.19*4). The future payments of dividends is not guaranteed and is subject to var ious factors, including approval by the company’s board of directors … without losing focus on creating long - term shareholder value Book Value Per Common Share (1) +27% Tangible Book Value Per Common Share (1) (2) 44% increase Board authorizes new $175 million share repurchase program and 6% dividend increase $0.20 $0.22 $0.24 $0.27 $0.29 $0.31 $0.34 $0.37 $0.38 $0.38 $0.38 $0.38 $0.40 $0.42 $0.44 $0.46 $0.48 $0.50 $0.60 $0.64 $0.68 $0.72 $0.76 Proven Dividend Record Share Repurchase Program (4) 113 consecutive years 30 - 35% targeted payout ratio 2.4% dividend yield (3) Q4 Share Repurchase Summary 23 +5% +7%

Q4 21 Credit Quality 24

Source: S&P Global Market Intelligence 2016 - 2020 (1) ALLL for 2016 – 2019 and ACL 2020 – 2021 (2) YTD annualized net charge - offs 25 Nonperforming loans / Loans ACL/ALLL (1) / Loans (%) and ACL/ALLL ($) Nonperforming Assets / Assets Credit Quality: Conservative culture and commitment to… … maintaining strong underwriting standards reflected in asset quality metrics 1.68% 0.81% 0.67% 0.65% 0.96% 0.57% 2016 2017 2018 2019 2020 2021 As of December 31, ($ in millions) $36 $42 $57 $68 $238 $205 0.66% 0.39% 0.48% 0.46% 1.85% 1.71% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 2016 2017 2018 2019 2020 2021 1.45% 0.83% 0.64% 0.55% 0.64% 0.31% 2016 2017 2018 2019 2020 2021 Quarterly Trend 12/31/21 9/30/21 Change NPL / Loans 0.57% 0.55% +2 bps Nonperforming Loans (in millions) $68.6 $59.4 $9.2 NPA / Assets 0.31% 0.31% - Nonperforming Assets (in millions) $76.3 $72.9 $3.4 Past Due 30+ Days / Loans 0.11% 0.09% +2 bps Net Charge - offs (2) / Loans (YTD) 0.13% 0.06% +7 bps NPL Coverage Ratio 300% 341% (41) bps ACL / Loans 1.71% 1.87% (16) bps As of December 31, As of December 31, Note: Figures for 12/31/21 include the impact of Landmark and Triumph acquisitions

Allowance for Credit Losses (ACL): Reflective of loan portfolio…

Allowance for Credit Losses on Loans and Loan Coverage

$ in millions	ACL	ACL / Loans	ACL/ Loans excluding PPP [(1)]
ACL as of 12/31/20	$ 238.0	1.85%	1.98%
Q1 21 Provision	0.0		
Q1 21 Net charge-offs	(2.9)		
ACL as of 3/31/21	$ 235.1	1.93%	2.06%
Q2 21 Recapture of Provision	(10.0)		
Q2 21 Net recoveries	2.1		
ACL as of 6/30/21	$ 227.2	2.00%	2.08%
Q3 21 Recapture of Provision	(19.9)		
Q3 21 Net Charge-offs	(4.8)		
ACL as of 9/30/21	$ 202.5	1.87%	1.91%
Q4 21 Recapture of Provision	(1.3)		
Q4 21 Net Charge-offs	(9.3)		
Day 1 PCD Allowance (Landmark/Triumph)	13.4		
ACL as of 12/31/21	$ 205.3	1.71%	1.73%

Reserve for Unfunded Commitments

$ in millions	as of 12/31/20	As of 3/31/21	As of 6/30/21	As of 9/30/21	As of 12/31/21
Unfunded Commitments	$2,051	$2,039	$2,130	$2,254	$2,943
Reserve	$22.4	$22.4	$22.4	$22.4	$22.4
Reserve / Unfunded Balance	1.1%	1.1%	1.1%	1.0%	0.8%

ACL Methodology as of 12/31/21:

- Qualitative allocation: **0.89%**
- Quantitative allocation: **0.82%**
- Moody's December 2021 scenarios with management's weighting: *S1 (18%) / Baseline (65%) / S2 (17%)*
- Total ACL / Loans: **1.71%**

… and continued expectation of improvement in Moody's economic scenarios

ACL = Allowance for Credit Losses on Loans

(1) Non-GAAP measure that management believes aids in the discussion of results. See Appendix for Non-GAAP reconciliation

26

Key Takeaways and Management Outlook 27

Key Takeaways 28 1 Encouraged that green shoots in the quarter will further translate into increased loan production leading to growth of overall loan portfolio 2 Returning excess capital to our shareholders through cash dividends and share repurchase program while maintaining a strong capital position to support organic growth and M&A activity 3 Continue to reinvest in our franchise with the addition of revenue producing associates, adding new revenue sources and investing in technology 4 Anticipate closing and seamless conversion and integration of Spirit of Texas Bancshares, Inc. while enhancing the capacity to grow our customer base

Management Outlook 29 Balance Sheet (Organic) Investment Securities Anticipate balances to be maintained with cash flows reinvested at current rates Loans Expect loan growth to accelerate throughout the year Targeting period - end loan growth in the upper single digits (excluding PPP) Deposits Expect continued strong liquidity levels to drive moderate core deposit growth Somewhat offset by ~$2 billion of maturing/repricing CDs in 2022 ACL Anticipate provision increase related to loan growth to be offset by improving economic modeling and credit metrics Income Statement (Organic) Net Interest Income Improvement expected as balance sheet mix migrates toward loans Somewhat offset by decline in PPP contribution and current low interest rates Opportunity for further improvement with rising interest rates Fee Income Anticipate moderate fee income growth due to continued balance sheet growth and geographic diversification with mortgage revenue in line with industry trends Expenses Goal of maintaining core expenses in the area of 2% of average assets Continued aggressive hiring in production and wage inflation countered by M&A cost savings and added scale Taxes Expect effective tax rate in the high teens, consistent with recent quarters, and potentially trending upwards in the back half of the year as revenue mix shifts Note : Management’s outlook is based on our current estimates and assumptions and speaks only as of the date of this presentation . Our outlook is subject to change based on a variety of factors as noted in our Forward - Looking Statements disclosure on slide 2 of this presentation . The Company undertakes no obligation to update these forward - looking statements to reflect events or circumstances that occur after the date of this presentation . The outlook presented below does not include the impact of the pending acquisition of Spirit of Texas Bancshares, Inc . Spirit of Texas Bancshares, Inc. Expected to close in 2022

APPENDIX 30

Non-GAAP Reconciliations

$ in thousands	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	YTD 2021	YTD 2020
Calculation of Core Earnings							
Net Income	$ 52,968	$ 67,420	$ 74,924	$ 80,574	$ 48,238	$ 271,156	$ 254,904
Non-core items							
Gain on sale of branches	(275)	(5,300)	(16)	-	-	(5,316)	(8,368)
Merger related costs	731	233	686	1,401	13,591	15,911	4,531
Early Retirement Program	62	-	-	-	-	-	2,901
Branch right sizing	11,696	448	39	(3,041)	1,648	(906)	13,727
Tax Effect[1]	(3,192)	1,207	(185)	429	(3,983)	(2,532)	(3,343)
Non-core items, net of tax	9,022	(3,412)	524	(1,211)	11,256	7,157	9,448
Core earnings (non-GAAP)	$ 61,990	$ 64,008	$ 75,448	$ 79,363	$ 59,494	$ 278,313	$ 264,352
Calculation of Earnings and Core Earnings per Diluted Share							
Net Income	$ 52,968	$ 67,420	$ 74,924	$ 80,574	$ 48,238	$ 271,156	$ 254,904
Less: Preferred stock dividend	13	13	13	13	8	47	52
Earnings available to common shareholders	$ 52,955	$ 67,407	$ 74,911	$ 80,561	$ 48,230	$ 271,109	$ 254,852
Diluted earnings per share	$ 0.49	$ 0.62	$ 0.69	$ 0.74	$ 0.42	$ 2.46	$ 2.31
Core earnings (non-GAAP)	$ 61,990	$ 64,008	$ 75,448	$ 79,363	$ 59,494	$ 278,313	$ 264,352
Less: Preferred stock dividend	13	13	13	13	8	47	52
Core earnings available to common shareholders (non-GAAP)	$ 61,977	$ 63,995	$ 75,435	$ 79,350	$ 59,486	$ 278,266	$ 264,300
Core diluted earnings per share	$ 0.57	$ 0.59	$ 0.69	$ 0.73	$ 0.52	$ 2.53	$ 2.40

(1) Effective tax rate of 26.135% for 2018 - 2021 and 39.225% for 2017, adjusted for non-deductible merger-related costs.

31

32 Non - GAAP Reconciliations $ in thousands, except per share and share count 2017 2018 2019 2020 Calculation of Book Value and Tangible Book Value per Share Total common stockholders' equity $ 2,084,564 $ 2,246,434 $ 2,988,157 $ 2,975,889 Intangible assets: Goodwill (842,651) (845,687) (1,055,520) (1,075,305) Other intangible assets (106,071) (91,334) (127,340) (111,110) Total intangibles (948,722) (937,021) (1,182,860) (1,186,415) Tangible common stockholders' equity (non - GAAP) $ 1,135,842 $ 1,309,413 $ 1,805,297 $ 1,789,474 Shares of common stock outstanding 92,029,118 92,347,643 113,628,601 108,077,662 Book value per common share $ 22.65 $ 24.33 $ 26.30 $ 27.53 Tangible book value per common share (non - GAAP) $ 12.34 $ 14.18 $ 15.89 $ 16.56 Q1 Q2 Q3 Q4 $ in thousands, except per share and share count 2021 2021 2021 2021 Calculation of Book Value and Tangible Book Value per Share Total common stockholders' equity $ 2,930,008 $ 3,038,599 $ 3,029,764 $ 3,248,841 Intangible assets: Goodwill (1,075,305) (1,075,305) (1,075,305) (1,146,007) Other intangible assets (107,091) (103,759) (100,428) (106,235) Total intangibles (1,182,396) (1,179,064) (1,175,733) (1,252,242) Tangible common stockholders' equity (non - GAAP) $ 1,747,612 $ 1,859,535 $ 1,854,031 $ 1,996,599 Shares of common stock outstanding 108,345,732 108,386,669 106,603,231 112,715,444 Book value per common share $ 27.04 $ 28.03 $ 28.42 $ 28.82 Tangible book value per common share (non - GAAP) $ 16.13 $ 17.16 $ 17.39 $ 17.71

Non-GAAP Reconciliations

$ in thousands	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	YTD 2021	YTD 2020
Calculation of Core Noninterest Income							
Noninterest Income (GAAP)	$ 41,761	$ 49,549	$ 47,115	$ 48,550	$ 46,601	$ 191,815	$ 239,769
Non-core Items (non-GAAP)	(275)	(5,477)	(445)	239	(2)	(5,685)	(8,738)
Core Noninterest Income (non-GAAP)	$ 41,486	$ 44,072	$ 46,670	$ 48,789	$ 46,599	$ 186,130	$ 231,031
Calculation of Core Noninterest Expense							
Noninterest Expense (GAAP)	$ 125,840	$ 113,002	$ 114,657	$ 114,333	$ 141,597	$ 483,589	$ 484,736
Non-core Items (non-GAAP)	(12,489)	(858)	(1,154)	1,879	(15,241)	(15,374)	(21,529)
Core Noninterest Expense (non-GAAP)	$ 113,351	$ 112,144	$ 113,503	$ 116,212	$ 126,356	$ 468,215	$ 463,207
Calculation of Noninterest Expense to Average Assets							
Average total assets	$ 21,852,094	$ 22,738,821	$ 23,257,921	$ 23,255,541	$ 24,698,022		
Noninterest expense to average total assets	2.30%	1.99%	1.97%	1.97%	2.29%		
Core noninterest expense to average assets (non-GAAP)	2.07%	1.97%	1.95%	2.00%	2.05%		
Calculation of Total Revenue per Employee (FTE)							
Net Interest Income (GAAP)	$ 154,960	$ 146,681	$ 146,533	$ 145,237	$ 153,081		
Noninterest Income (GAAP)	41,761	49,549	47,115	48,550	46,601		
Total Revenue	$ 196,721	$ 196,230	$ 193,648	$ 193,787	$ 199,682		
Total Revenue	$ 196,721	$ 196,230	$ 193,648	$ 193,787	$ 199,682		
Less gain (loss) on sales of securities	16	5,471	5,127	5,248	(348)		
Less gain on sale of branches	275	5,300	16	-	-		
Total Revenue - adjusted	$ 196,430	$ 185,459	$ 188,505	$ 188,539	$ 200,030		
Employees (FTE)	2,827	2,817	2,783	2,740	2,877		
Total Revenue per Employee (FTE)	$ 69.59	$ 69.66	$ 69.58	$ 70.73	$ 69.41		
Total Revenue adjusted per Employee (FTE)	$ 69.48	$ 65.84	$ 67.73	$ 68.81	$ 69.53		

FTE – full-time equivalent

33

Non - GAAP Reconciliations 34 Q4 Q1 Q2 Q3 Q4 $ in thousands 2020 2021 2021 2021 2021 Calculation of Allowance for Credit Losses to Total Loans Allowance for credit losses (GAAP) $ 238,050 $ 235,116 $ 227,239 $ 202,508 $ 205,332 Total loans (GAAP) $ 12,900,897 $ 12,195,873 $ 11,386,352 $ 10,825,227 $ 12,012,503 PPP loans (904,673) (797,629) (441,353) (212,087) (116,659) Total loans excluding PPP loans (Non - GAAP) $ 11,996,224 $ 11,398,244 $ 10,944,999 $ 10,613,140 $ 11,895,844 Allowance for credit losses to total loans 1.85% 1.93% 2.00% 1.87% 1.71% Allowance for credit losses to total loans excluding PPP (non - GAAP) 1.98% 2.06% 2.08% 1.91% 1.73% Q4 Q1 Q2 Q3 Q4 $ in thousands 2020 2021 2021 2021 2021 Calculation of Noninterest Income to Total Revenue Total Noninterest Income $ 41,761 $ 49,549 $ 47,115 $ 48,550 $ 46,601 Less gain (loss) on sales of securities 16 5,471 5,127 5,248 (348) Less gain on sale of branches 275 5,300 16 - - Total Noninterest Income - adjusted $ 41,470 $ 38,778 $ 41,972 $ 43,302 $ 46,949 Noninterest Income to Total Revenue 21.23% 25.25% 24.33% 25.05% 23.34% Noninterest Income (adjusted) to Total Revenue (adjusted) 21.11% 20.91% 22.27% 22.97% 23.47% Noninterest Income per Employee $ 14.77 $ 17.59 $ 16.93 $ 17.72 $ 16.20 Noninterest Income (adjusted) per Employee (FTE) $ 14.67 $ 13.77 $ 15.08 $ 15.80 $ 16.32

Contents 4 Q4 & 2021 Highlights 5 Q4 Results Overview 13 Loans 18 Deposits, Liquidity, Securities, Interest Rate Sensitivity & Capital 24 Credit Quality 27 Key Takeaways and Management Outlook 30 Appendix 4 th Quarter 2021 Earnings Presentation | NASDAQ: SFNC